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                                                              Exhibit (a)(1)(22)

                               ECLIPSE FUNDS INC.

                             ARTICLES SUPPLEMENTARY

     Eclipse Funds Inc., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland ("SDAT") that:

     FIRST: Under a power contained in Article V, Section 5.7 of the charter of the Corporation (the "Charter") and pursuant to Sections 2-105(a)(9) and 2-208 of the Maryland General Corporation Law (the "MGCL"), the Board of Directors of the Corporation (the "Board"), by resolutions duly adopted at a meeting held on June 7-8, 2007:

- reclassified 200,000,000 authorized but unissued shares of All Cap Value Fund, Class R1 Shares, par value $0.01 per share, as MainStay 130/30 Core Fund, Class A Shares, par value $0.01 per share, reclassified 200,000,000 authorized but unissued shares of All Cap Value Fund, Class R2 Shares, par value $0.01 per share, as MainStay 130/30 Core Fund, Class C Shares, par value $0.01 per share, reclassified 200,000,000 authorized but unissued shares of All Cap Growth Fund, Class R1 Shares, par value $0.01 per share, as MainStay 130/30 Core Fund, Class I Shares, par value $0.01 per share,

- reclassified 200,000,000 authorized but unissued shares of All Cap Growth Fund, Class R2 Shares, par value $0.01 per share, as MainStay 130/30 Growth Fund, Class A Shares, par value $0.01 per share, reclassified 200,000,000 authorized but unissued shares of Income Manager Fund, Class R1 Shares, par value $0.01 per share, as MainStay 130/30 Growth Fund, Class C Shares, par value $0.01 per share, reclassified 200,000,000 authorized but unissued shares of Income Manager Fund, Class R2 Shares, par value $0.01 per share, as MainStay 130/30 Growth Fund, Class I Shares, par value $0.01 per share,

- reclassified 200,000,000 authorized but unissued shares of Indexed Bond Fund, Class R1 Shares, par value $0.01 per share, as MainStay 130/30 International Fund, Class A Shares, par value $0.01 per share, reclassified 200,000,000 authorized but unissued shares of Indexed Bond Fund, Class R2 Shares, par value $0.01 per share, as MainStay 130/30 International Fund, Class C Shares, par value $0.01 per share, reclassified 200,000,000 authorized but unissued shares of Intermediate Term Bond Fund, Class R1 Shares, par value $0.01 per share, as MainStay 130/30 International Fund, Class I Shares, par value $0.01 per share,

- reclassified 200,000,000 authorized but unissued shares of Intermediate Term Bond Fund, Class R2 Shares, par value $0.01 per share, as MainStay Retirement 2010 Fund, Class A Shares, par value $0.01 per share, reclassified 200,000,000 authorized but unissued shares of S&P 500 Index Fund, Class R1 Shares, par value $0.01 per

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     share, as MainStay Retirement 2010 Fund, Class I Shares, par value $0.01 per share, reclassified 50,000,000 authorized but unissued shares of S&P 500 Index Fund, Class R2 Shares, par value $0.01 per share, as MainStay Retirement 2010 Fund, Class R1 Shares, par value $0.01 per share, reclassified 50,000,000 authorized but unissued shares of S&P 500 Index Fund, Class R2 Shares, par value $0.01 per share, as MainStay Retirement 2010 Fund, Class R2 Shares, par value $0.01 per share, reclassified 50,000,000 authorized but unissued shares of S&P 500 Index Fund, Class R2 Shares, par value $0.01 per share, as MainStay Retirement 2010 Fund, Class R3 Shares, par value $0.01 per share,

- reclassified 200,000,000 authorized but unissued shares of Short Term Bond Fund, Class R1 Shares, par value $0.01 per share, as MainStay Retirement 2020 Fund, Class A Shares, par value $0.01 per share, reclassified 200,000,000 authorized but unissued shares of Short Term Bond Fund, Class R2 Shares, par value $0.01 per share, as MainStay Retirement 2020 Fund, Class I Shares, par value $0.01 per share, reclassified 50,000,000 authorized but unissued shares of S&P 500 Index Fund, Class R2 Shares, par value $0.01 per share, as MainStay Retirement 2020 Fund, Class R1 Shares, par value $0.01 per share, reclassified 50,000,000 authorized but unissued shares of its Common Stock, par value $0.01 per share, as MainStay Retirement 2020 Fund, Class R2 Shares, par value $0.01 per share, reclassified 50,000,000 authorized but unissued shares of its Common Stock, par value $0.01 per share, as MainStay Retirement 2020 Fund, Class R3 Shares, par value $0.01 per share,

- reclassified 550,000,000 authorized but unissued shares of MainStay Cash Reserves Fund, Class I Shares, par value $0.01 per share, as (i) 200,000,000 MainStay Retirement 2030 Fund, Class A Shares, par value $0.01 per share, (ii) 200,000,000 MainStay Retirement 2030 Fund, Class I Shares, par value $0.01 per share, (iii) 50,000,000 MainStay Retirement 2030 Fund, Class R1 Shares, par value $0.01 per share, (iv) 50,000,000 MainStay Retirement 2030 Fund, Class R2 Shares, par value $0.01 per share, (v) 50,000,000 MainStay Retirement 2030 Fund, Class R3 Shares, par value $0.01 per share,

- reclassified 550,000,000 authorized but unissued shares of MainStay Cash Reserves Fund, Class I Shares, par value $0.01 per share, as (i) 200,000,000 MainStay Retirement 2040 Fund, Class A Shares, par value $0.01 per share, (ii) 200,000,000 MainStay Retirement 2040 Fund, Class I Shares, par value $0.01 per share, (iii) 50,000,000 MainStay Retirement 2040 Fund, Class R1 Shares, par value $0.01 per share, (iv) 50,000,000 MainStay Retirement 2040 Fund, Class R2 Shares, par value $0.01 per share, (v) 50,000,000 MainStay Retirement 2040 Fund, Class R3 Shares, par value $0.01 per share,

- reclassified 200,000,000 authorized but unissued shares of MainStay Cash Reserves Fund, Class I Shares, par value $0.01 per share, as MainStay Retirement 2050 Fund, Class A Shares, par value $0.01 per share, reclassified 200,000,000 authorized but unissued shares of MainStay Cash Reserves Fund, Sweep Shares, par value $0.01 per share, as MainStay Retirement 2050 Fund, Class I Shares, par value $0.01 per share,

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     reclassified 50,000,000 authorized but unissued shares of MainStay Cash
     Reserves Fund, Sweep Shares, par value $0.01 per share, as MainStay Retirement 2050 Fund, Class R1 Shares, par value $0.01 per share, reclassified 50,000,000 authorized but unissued shares of MainStay Cash Reserves Fund, Sweep Shares, par value $0.01 per share, as MainStay Retirement 2050 Fund, Class R2 Shares, par value $0.01 per share, reclassified 50,000,000 authorized but unissued shares of MainStay Cash Reserves Fund, Sweep Shares, par value $0.01 per share, as MainStay Retirement 2050 Fund, Class R3 Shares, par value $0.01 per share, each with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of shares of Common Stock, par value $0.01 per share, of the Corporation, as set forth in ARTICLE V of the Charter and in any other provisions of the Charter relating to stock of the Corporation generally.

     SECOND: Immediately after these Articles Supplementary are accepted for record by the SDAT, the classes and series of Common Stock of the Corporation shall be as follows:

                                                                AUTHORIZED SHARES
NAME OF SERIES                                  NAME OF CLASS     (IN MILLIONS)
--------------                                  -------------   -----------------
MainStay 130/30 Core Fund                              A               200
MainStay 130/30 Core Fund                              C               200
MainStay 130/30 Core Fund                              I               200
MainStay 130/30 Growth Fund                            A               200
MainStay 130/30 Growth Fund                            C               200
MainStay 130/30 Growth Fund                            I               200
MainStay 130/30 International Fund                     A               200
MainStay 130/30 International Fund                     C               200
MainStay 130/30 International Fund                     I               200
MainStay All Cap Value Fund                            A               250
MainStay All Cap Value Fund                            B               250
MainStay All Cap Value Fund                            C               250
MainStay All Cap Value Fund                            I               250
MainStay All Cap Value Fund                           R1                50
MainStay All Cap Value Fund                           R2                50
MainStay All Cap Growth Fund                           A               250
MainStay All Cap Growth Fund                           B               250
MainStay All Cap Growth Fund                           C               250
MainStay All Cap Growth Fund                           I               250
MainStay All Cap Growth Fund                          R1                50
MainStay All Cap Growth Fund                          R2                50
MainStay Cash Reserves Fund                            I              2700
MainStay Cash Reserves Fund                      Sweep Shares         2750
MainStay Conservative Allocation Fund                  A               250
MainStay Conservative Allocation Fund                  B               250
MainStay Conservative Allocation Fund                  C               250

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
                                                                AUTHORIZED SHARES
NAME OF SERIES                                  NAME OF CLASS     (IN MILLIONS)
--------------                                  -------------   -----------------
MainStay Conservative Allocation Fund                  I               250
MainStay Conservative Allocation Fund                 R1                50
MainStay Conservative Allocation Fund                 R2                50
MainStay Floating Rate Fund                            A               250
MainStay Floating Rate Fund                            B               250
MainStay Floating Rate Fund                            C               250
MainStay Floating Rate Fund                            I               250
MainStay Growth Allocation Fund                        A               250
MainStay Growth Allocation Fund                        B               250
MainStay Growth Allocation Fund                        C               250
MainStay Growth Allocation Fund                        I               250
MainStay Growth Allocation Fund                       R1                50
MainStay Growth Allocation Fund                       R2                50
MainStay Growth Equity Fund                            A               250
MainStay Growth Equity Fund                            B               250
MainStay Growth Equity Fund                            C               250
MainStay Growth Equity Fund                            I               250
MainStay Income Manager Fund                           A               250
MainStay Income Manager Fund                           B               250
MainStay Income Manager Fund                           C               250
MainStay Income Manager Fund                           I               250
MainStay Income Manager Fund                          R1                50
MainStay Income Manager Fund                          R2                50
MainStay Indexed Bond Fund                             A               250
MainStay Indexed Bond Fund                             B               250
MainStay Indexed Bond Fund                             C               250
MainStay Indexed Bond Fund                             I               250
MainStay Indexed Bond Fund                            R1                50
MainStay Indexed Bond Fund                            R2                50
MainStay Intermediate Term Bond Fund                   A               250
MainStay Intermediate Term Bond Fund                   B               250
MainStay Intermediate Term Bond Fund                   C               250
MainStay Intermediate Term Bond Fund                   I               250
MainStay Intermediate Term Bond Fund                  R1                50
MainStay Intermediate Term Bond Fund                  R2                50
MainStay Large Cap Opportunity Fund                    A               250
MainStay Large Cap Opportunity Fund                    B               250
MainStay Large Cap Opportunity Fund                    C               250
MainStay Large Cap Opportunity Fund                    I               250
MainStay Moderate Allocation Fund                      A               250
MainStay Moderate Allocation Fund                      B               250
MainStay Moderate Allocation Fund                      C               250
MainStay Moderate Allocation Fund                      I               250
MainStay Moderate Allocation Fund                     R1                50

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
                                                                AUTHORIZED SHARES
                NAME OF SERIES                  NAME OF CLASS     (IN MILLIONS)
                --------------                  -------------   -----------------
MainStay Moderate Allocation Fund                     R2                50
MainStay Moderate Growth Allocation Fund               A               250
MainStay Moderate Growth Allocation Fund               B               250
MainStay Moderate Growth Allocation Fund               C               250
MainStay Moderate Growth Allocation Fund               I               250
MainStay Moderate Growth Allocation Fund              R1                50
MainStay Moderate Growth Allocation Fund              R2                50
MainStay Retirement 2010 Fund                          A               200
MainStay Retirement 2010 Fund                          I               200
MainStay Retirement 2010 Fund                         R1                50
MainStay Retirement 2010 Fund                         R2                50
MainStay Retirement 2010 Fund                         R3                50
MainStay Retirement 2020 Fund                          A               200
MainStay Retirement 2020 Fund                          I               200
MainStay Retirement 2020 Fund                         R1                50
MainStay Retirement 2020 Fund                         R2                50
MainStay Retirement 2020 Fund                         R3                50
MainStay Retirement 2030 Fund                          A               200
MainStay Retirement 2030 Fund                          I               200
MainStay Retirement 2030 Fund                         R1                50
MainStay Retirement 2030 Fund                         R2                50
MainStay Retirement 2030 Fund                         R3                50
MainStay Retirement 2040 Fund                          A               200
MainStay Retirement 2040 Fund                          I               200
MainStay Retirement 2040 Fund                         R1                50
MainStay Retirement 2040 Fund                         R2                50
MainStay Retirement 2040 Fund                         R3                50
MainStay Retirement 2050 Fund                          A               200
MainStay Retirement 2050 Fund                          I               200
MainStay Retirement 2050 Fund                         R1                50
MainStay Retirement 2050 Fund                         R2                50
MainStay Retirement 2050 Fund                         R3                50
MainStay S&P 500 Index Fund                            A               250
MainStay S&P 500 Index Fund                            B               250
MainStay S&P 500 Index Fund                            C               250
MainStay S&P 500 Index Fund                            I               250
MainStay S&P 500 Index Fund                           R1                50
MainStay S&P 500 Index Fund                           R2                50
MainStay Short Term Bond Fund                          A               250
MainStay Short Term Bond Fund                          B               250
MainStay Short Term Bond Fund                          C               250
MainStay Short Term Bond Fund                          I               250
MainStay Short Term Bond Fund                         R1                50
MainStay Short Term Bond Fund                         R2                50

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
                                                                AUTHORIZED SHARES
NAME OF SERIES                                  NAME OF CLASS     (IN MILLIONS)
--------------                                  -------------   -----------------
Common Stock (without further classification)                            0

     THIRD: The shares reclassified hereunder have been reclassified by the Board under the authority granted to it in the Charter.

     FOURTH: These Articles Supplementary have been approved by the Board in the manner and by the vote required by law.

     FIFTH: The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under penalties for perjury.

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     IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be executed under seal in its name and on its behalf by its President and attested to by its Secretary on June 18, 2007.

ATTEST:                                 ECLIPSE FUNDS INC.


/s/ Marguerite E. H. Morrison           /s/ Brian Murdock
-------------------------------------   ----------------------------------------
Marguerite E. H. Morrison               Brian Murdock
Secretary                               President